Q1 2022 Earnings Presentation Q1 2022 Earnings Presentation April 28, 2022

Q1 2022 Earnings Presentation Forward Looking Statements This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operational uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability. 2

Q1 2022 Earnings Presentation Q1 2022 Quarterly Highlights Strong Execution as Revenue Trends Continue 3 Growth in Total Revenue of +58% Y/Y • RV / Marine driven by outdoor recreation trends, strong execution of nimble platform • RV channel better balanced, while marine and MH channels continue to be lean • Industrial and MH driven by housing demand and shift from urban to suburban Operating Margin Expansion of +400bps Y/Y • Efficient and flexible platform that leverages fixed costs as well as higher margin product • Automation and technology initiatives to help alleviate persisting commodity and labor pressures • Strong execution, flexible and leveragable platform, intentional acquisition impacts and close partnership with customers Continued Strategic Diversification of Marine and Aftermarket Presence + Increased Capex • Acquisition of Rockford Fosgate expands our presence in powersports and leisure lifestyle enthusiast aftermarkets • Deploying Capex to invest in expanded capacity, improved efficiency and increased automation Continued Progress on ESG Initiatives • Ensuring well-being, health and safety of team members • Human Capital Management: Investments to attract, develop and retain top talent • Waste minimization and recycling & upcycling initiatives • Publication of first sustainability report targeted for year-end 2022

Q1 2022 Earnings Presentation Performance by Market Sectors 4 RV Marine MH Industrial 61% of Q1’22 Sales 16% of Q1’22 Sales 13% of Q1’22 Sales 10% of Q1’22 Sales +64% +62% +44% +39% Revenue of $820.6 MM Revenue of $221.0 MM Revenue of $173.6 MM Revenue of $127.0 MM CPU1 of $4,370 +33% CPU1 of $4,113 +73% CPU1 of $5,501 +19% Housing Starts +10% CPU1 = Content per wholesale unit on a trailing twelve-month basis

Market Sector Trends

Retail Trends Q1 2022

RV[1] | **MARINE[1]**


171, 500
111,000
36,800
44,100
Wholesale
Retail
Wholesale
Retail

RV: Healthier dealer inventories

MARINE: Retail channel depletion continues

Industry Trends

RV:
- Return to more seasonal restocking in anticipation of spring and summer selling seasons
- Incredible demand and commodities cost have continued to increase

MARINE:
- New buyer traffic and activity remain strong
- Dealer inventories at low levels with retail units outpacing wholesale units
- Supply chain issues remain present as OEMs struggle to attain raw materials
- Production expected to accelerate into end of 2023

MH
- Demographic trends continue to support strong demand patterns for quality, affordable homes
- Record OEM backlogs

INDUSTRIAL
- Demand from big box retail continues as homeowners continue to spend on home upgrades and DIY projects
- Limited inventory fueling demand for residential construction
- High housing demand with multifamily housing increasing

Durable Secular Trends

RV / MARINE:
- Lifestyle changes of families looking to experience campgrounds and boating activities with friends and family continues to fuel demand

MH:
- Urban-to-less-dense movement demand
- Demographics, lower inventories and price points

INDUSTRIAL:
- Urban to suburban and rural relocation and vacation home demand
- Low inventories

PATRICK

[1] Company estimates supported by RVIA & NMMA

Q1 2022 Earnings Presentation | 5

Q1 2022 Earnings Presentation Q1 2022 Financial Performance 6 $68 $162 Q1 2021 Q1 2022 $850 $1,342 Q1 2021 Q1 2022 NET SALES OPERATING INCOME & MARGIN 8.1% 12.1%  58% increase in Net Sales driven by increased demand in each of our four end markets along with the continued demand surge in RV  Gross margin improved through realization of efficiency initiatives leveraging fixed costs through our team's operations and efficiencies in production  Operational performance supported by proactive securement of inventory for OEMs  Prospective investments in inventory helping to mitigate supply chain pressures.  Invested $19 million in capital expenditures to support automation, information technology and production and capacity initiatives  Adjusted diluted EPS for Q1 2022 includes impact of new accounting standard of $0.39 $2.04 $4.54 Q1 2021 Q1 2022 ($ millions except per share data) DILUTED EPS ADJUSTED DILUTED EPS $2.04 $4.93 Q1 2021 Q1 2022

Q1 2022 Earnings Presentation Balance Sheet, Cash Flow and Liquidity 1 As of 3/27/22; 2 As defined by credit agreement Strong Balance Sheet to Support Investments and Pursue Attractive Growth Opportunities 7 DEBT STRUCTURE AND MATURITIES1 • $150M Term Loan ($144M o/s), pre-determined quarterly installments; balance due April 2026 • $550M ($289M o/s) Senior Secured Revolver, due April 2026 • $172.5M 1.00% Convertible Senior Notes, due February 2023 • $300M 7.50% Senior Notes, due October 2027 • $259M 1.75% Convertible Senior Notes, due December 2028 • $350M 4.75% Senior Notes, due April 2029 LIQUIDITY1 • Available liquidity, including cash on hand - $319.4M NET LEVERAGE2 ($ millions) Total Debt Outstanding $ 1,514.6 Less: Cash and Debt Paid as Defined by the Credit Agreement (88.2) Net Debt $ 1,426.4 LTM Adj. EBITDA $ 636.7 Net Debt to Adj. EBITDA 2.2x LIQUIDITY ($ millions) Total Revolver Credit Capacity $ 550.0 Less: Total Revolver Used (including outstanding letters of credit) (294.4) Unused Credit Capacity $ 255.6 Add: Cash on Hand 63.8 Total Available Liquidity $ 319.4 COVENANTS AND RATIOS1 • Consolidated Net Leverage Ratio – 2.2x • Consolidated Secured Net Leverage Ratio – 0.54x versus 2.75x maximum • Consolidated Fixed Charge Coverage Ratio – 6.73x vs. minimum 1.50x

Q1 2022 Earnings Presentation Appendix 8

Q1 2022 Earnings Presentation Non-GAAP Reconciliation 9 RECONCILIATION OF NET INCOME TO EBITDA TO LTM ADJUSTED EBITDA ($ in millions) LTM 3/27/2022 Net Income $ 290.1 + Depreciation & Amortization 112.4 + Interest Expense, net 61.6 + Income Taxes 93.3 EBITDA $ 557.4 + Stock Compensation Expense 23.7 + Acquisition proforma, transaction-related expenses & other 55.6 Adjusted EBITDA $ 636.7 RECONCILIATION OF NET LEVERAGE* ($ in millions) Total debt outstanding @ 3/27/2022 1,514.6 Less debt paid off for two day provision 3/29/2022 (44.0) Less: cash on hand @ 3/27/2022 (63.8) Adjust for two day provision 3/29/2022 19.6 Net debt @ 3/29/2022 1,426.4 Adjusted EBITDA 636.7 Net debt to Adjusted EBITDA 2.2x Use of Non-GAAP Financial Information * As defined by credit agreement which includes debt and cash balances -Earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, and Net Debt to Adjusted EBITDA are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. -We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements. -We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis.

Q1 2022 Earnings Presentation www.patrickind.com